UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018 (October 31, 2018)

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Section 2 - Financial Information

Item 2.02.              Results of Operations and Financial Condition.

On November 1, 2018, NewLink Genetics Corporation, a Delaware corporation (the “Company”), issued a press release providing an operational update and reporting financial results for the third quarter ended September 30, 2018 ("Press Release").

A copy of the Press Release and the Third Quarter Financial Results Presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information in this Current Report, including Exhibits 99.1 and 99.2 attached hereto is furnished under Item 2.02 of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Section 5 - Corporate Governance and Management

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2018, Paolo Pucci notified NewLink Genetics Corporation ("NewLink") that he was resigning his position as a member of the board of directors of NewLink, effective immediately.  Concurrently therewith, Mr. Pucci also resigned as the Chair of the Nominating and Corporate Governance Committee and as a member of the Audit Committee. He explained that he was doing so in light of the guidelines of proxy advisory firms regarding the maximum number of directorships that should be held by a CEO.  Mr. Pucci serves as CEO of ArQule, Inc. and as a director of West Pharmaceutical Services, Inc.  Mr. Pucci served as a director of NewLink since 2015.  His resignation is not due to any disagreement with NewLink regarding any of its operations, policies or practices.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 1, 2018, entitled “NewLink Genetics Reports Third Quarter 2018 Financial Results and Announces Abstracts to Be Presented at Upcoming Medical Meetings"
99.2	Third Quarter 2018 Financial Results Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    November 1, 2018

NewLink Genetics Corporation

By:	/s/ Carl W. Langren
Carl W. Langren
Its:	Chief Financial Officer